UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	August 17, 2009

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10205 Westheimer Road, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 467-2221

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01	REGULATION FD DISCLOSURES	3

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS	3

SIGNATURES		4

EXHIBIT INDEX		5

EXHIBIT 99.1		5

Item 7.01	Regulation FD Disclosure

Dresser-Rand Group Inc. ("Dresser-Rand" or the "Company") (NYSE: DRC) today confirmed that the members of the Moore Lodge No. 1580, affiliated with the District Lodge No. 65 and the International Association of Machinists and Aerospace Workers, AFL-CIO, representing 399 workers at Dresser-Rand Company’s Wellsville, New York facility have ratified a new labor agreement. The contract is effective August 16, 2009, through August 15, 2012.

Item 9.01	Financial Statements and Exhibits
	(d)	Exhibits
		99.1	Dresser-Rand Group Inc. Press Release dated August 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC
(Registrant)

Date: August 17, 2009	By:	/s/ Mark F. Mai
Mark F. Mai
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Dresser-Rand Group Inc. Press Release dated August 17, 2009